UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)

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Excelsior Venture Partners III, LLC

(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrants)

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EXCELSIOR VENTURE PARTNERS III, LLC

(the “Fund”)

One Bryant Park

New York, NY 10036

July [●], 2015

Dear Member:

I am writing to inform you of a Special Meeting (the “Meeting”) of Members of the Fund (“Members”) that will be held on August 6, 2015 at the offices of Bank of America, 225 Franklin Street, Boston, MA 02110, at [11:00 a.m.] (Eastern Time). The formal notice of the Meeting and related materials are enclosed. At the Meeting, Members will vote on (i) a proposal to approve an amendment to the Limited Liability Company Operating Agreement of the Fund, as amended (the “LLC Agreement”), to revoke the dissolution of, and extend the term of, the Fund until July 1, 2017 (the “Term Extension Proposal”), (ii) a proposal to approve a new investment advisory agreement between the Fund and Neuberger Berman Management LLC (“NBM”), pursuant to which NBM would replace Merrill Lynch Alternative Investments LLC (“MLAI”) as the investment adviser of the Fund (the “New Advisory Agreement”), and (iii) a proposal to approve an investment sub-advisory agreement between NBM and NB Alternatives Advisers LLC (“NBAA,” and together with NBM, “Neuberger Berman”), pursuant to which NBAA would serve as investment sub-adviser of the Fund (the “New Sub-Advisory Agreement”).

The LLC Agreement provides that, if not earlier dissolved, the Fund will terminate and dissolve on the tenth anniversary of the final subscription closing date of the Fund. Pursuant to the LLC Agreement, the Board of Managers of the Fund (the “Board”) was permitted to twice extend the time of termination and dissolution beyond such tenth anniversary, with each such extension being for a period of up to two years. The Board previously twice extended the term of the Fund, and the second of the two extensions expired on May 21, 2015. Because of the potential to realize additional value from the Fund’s assets, the Board believes it would be in the best interests of the Members if the term of the Fund were further extended for a period of approximately two years with the Board to have the ability to implement two additional one-year extensions. On June 26, 2015, the Board approved an amendment to the LLC Agreement to revoke the dissolution of the Fund and to extend the term of the Fund for approximately two years until July 1, 2017. To become effective, the Term Extension Proposal must be approved by Members in accordance with the terms of the LLC Agreement and the requirements of Delaware law. The revocation of the dissolution of the Fund and the extension of the term of the Fund until July 1, 2017 will only become effective if the Term Extension Proposal is approved by a majority in interest of the Members. In the event the Members do not approve this proposal, the Fund will terminate and be dissolved in accordance with the LLC Agreement and Delaware law.

In addition, on June 22, 2015, MLAI entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Neuberger Berman. Neuberger Berman is a global alternative asset manager with $251 billion in total funds under management as of March 31, 2015. Under the Purchase Agreement, MLAI agreed to sell to Neuberger Berman certain assets relating to the management and operation of various registered and unregistered investment companies operating principally as private equity funds of funds (“Funds of Funds”) currently managed by MLAI, including assets relating to the management and operations of the Fund, subject to the satisfaction of certain conditions (the “Transaction”). MLAI’s decision to sell these assets was based on its determination that serving as the investment adviser of these Funds of Funds is no longer consistent with MLAI’s primary business focus. NBM was selected by MLAI as the purchaser of MLAI’s Fund of Funds management business based on NBM’s interest in purchasing that business and following a due diligence process that assessed the investment expertise of Neuberger Berman, the quality of Neuberger Berman’s personnel and investment process and its ability to service investors.

In December 2014, MLAI advised the Board of its decision to sell its Funds of Funds business. After consideration of potential buyers, MLAI advised the Board that it believes that it would be in the best interests of the Fund and its Members for NBM to assume the role of investment adviser of the Fund. This proposal was thereafter carefully considered by the Board, and at a meeting of the Board held on June 15, 2015, the Board approved (i) the New Advisory Agreement for the Fund with NBM pursuant to which NBM would serve as the Fund’s investment adviser and (ii) the New Sub-Advisory Agreement between NBM and NBAA pursuant to which NBAA would serve as the Fund’s investment sub-adviser.

After giving consideration to all relevant factors and based, in part, on its review of the nature, scope and quality of services that are expected to be provided by Neuberger Berman, the Board determined to approve various matters necessary for NBM to succeed MLAI as investment adviser of the Fund and for NBAA to serve as sub-adviser to the Fund. Among other things, the Board approved the New Advisory Agreement and the New Sub-Advisory Agreement to enable NBM to serve as investment adviser of the Fund and NBAA to serve as the sub-adviser to the Fund and to assume responsibility for providing all of the services that are now provided to the Fund by MLAI. Each of the New Advisory Agreement and the New Sub-Advisory Agreement will become effective only if they are approved by the vote of a “majority of the outstanding voting securities” of the Fund, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The terms of the New Advisory Agreement are materially the same as those of the Fund’s current investment advisory agreement with MLAI (the “Current Advisory Agreement”), except for the fact that NBM (rather than MLAI) will serve as the Fund’s investment adviser and be authorized, to the extent permitted by the Board and the 1940 Act, to engage an affiliate as sub-adviser. The Fund does not currently have a sub-adviser. The New Sub-Advisory Agreement provides for NBAA to serve as sub-adviser to the Fund, subject to the supervision of the Board and NBM. There will be no change in the fees payable by the Fund under the New Advisory Agreement, nor any expected increase in the expenses of the Fund as a result of the New Advisory Agreement. The New Sub-Advisory Agreement provides for fees to be payable by NBM to NBAA, but not additional fees to be payable by the Fund. In addition, Neuberger Berman has advised the Board that it does not expect to propose any change to the investment objective or investment policies of the Fund or otherwise to implement any material changes in the Fund’s investment program.

If the New Advisory Agreement and the New Sub-Advisory Agreement are approved at the Meeting (or any adjournment or postponement thereof), they will become effective upon consummation of the Transaction. In the event that Members do not approve both the New Advisory Agreement and the New Sub-Advisory Agreement, the Transaction will not be completed, and MLAI will continue to serve as the Fund’s investment adviser in accordance with the Current Advisory Agreement. In such event, MLAI and the Board will consider other options with respect to the management of the Fund.

The enclosed Proxy Statement, which you should read carefully, provides more detailed information about the proposals that will be acted upon at the Meeting and solicits your proxy to be voted at the Meeting.

The Board unanimously recommends that you vote “For” approval of the Term Extension Proposal, “For” approval of the New Advisory Agreement, and “For” approval of the New Sub-Advisory Agreement. Approval of the New Sub-Advisory Agreement is contingent upon Member approval of the New Advisory Agreement.

You may vote at the Meeting if you were a Member of record of the Fund as of the close of business on June 29, 2015. Whether or not you plan to attend the Meeting, you can vote in one of three ways: (i) by marking, signing and returning the enclosed proxy card in the enclosed prepaid envelope; (ii) via the Internet at www.proxyvote.com and following the on-screen directions; or (iii) by using your touch-tone telephone. (Please see the enclosed information, as well as your proxy card, for additional instructions on how to vote.) You may also vote in person at the Meeting. Please call (866) 637-2587 for directions if you are planning to attend the Meeting. If you vote by Internet or by telephone, you do not need to mail your proxy card. If after voting you want to change your vote, you may do so by submitting a new proxy card, by submitting a new vote by touch-tone telephone or the Internet, or by revoking your proxy and voting in person at the Meeting.

Please call us at (866) 637-2587 if you have any questions regarding voting procedures.

It is important that your vote be represented. Please mark, sign and date the enclosed proxy card and return it in the envelope provided by mail or vote using the Internet or touch-tone telephone.

Thank you for your confidence and support.

Very truly yours,

/s/ Marina Belaya
Name:	Marina Belaya
Title:	Secretary

EXCELSIOR vENTURE PARTNERS III, LLC

(the “Fund”)

One Bryant Park

New York, NY 10036

NOTICE OF SPECIAL MEETING OF MEMBERS

To be Held on August 6, 2015

To Members:

A Special Meeting of Members of the Fund (“Members”) will be held on August 6, 2015 at [11:00 a.m.] (Eastern Time) at the offices of Bank of America, 225 Franklin Street, Boston, MA 02110 (the “Meeting”).

The Meeting has been called to approve (i) an amendment to the Limited Liability Company Operating Agreement of the Fund, as amended (the “LLC Agreement”), to revoke the dissolution of, and extend the term of, the Fund until July 1, 2017 (the “Term Extension Proposal”), (ii) a new Investment Advisory Agreement (the “New Advisory Agreement”) between the Fund and Neuberger Berman Management LLC (“NBM”) pursuant to which NBM would serve as the Fund’s investment adviser, and (iii) a new investment Sub-Advisory Agreement (the “New Sub-Advisory Agreement”) between NBM and NB Alternatives Advisers LLC (“NBAA”) pursuant to which NBAA would serve as the Fund’s investment sub-adviser. These proposals are discussed in greater detail in the accompanying Proxy Statement.

You may vote at the Meeting if you were a Member of record of the Fund as of the close of business on June 29, 2015. If you attend the Meeting, you may vote in person. If you would like to attend the Meeting in person, please obtain directions by calling (866) 637-2587. Members who do not expect to attend the Meeting are urged to vote in one of three ways: (i) by marking, signing and returning the enclosed proxy card in the enclosed prepaid envelope; (ii) via the Internet at www.proxyvote.com and following the on-screen directions; or (iii) by using your touch-tone telephone. Signed but unmarked proxy cards will be counted in determining whether a quorum is present at the Meeting and will be voted “For” approval of the Term Extension Proposal, “For” approval of the New Advisory Agreement, and “For” approval of the New Sub-Advisory Agreement and, in the discretion of the persons named as proxies, in connection with any other matters that may properly come before the Meeting or any adjournment or postponement thereof.

The Proxy Statement accompanying this Notice is also available along with the proxy card and any other proxy materials at www.proxyvote.com by entering the control number that appears on your proxy card.

The Fund will furnish, without charge, copies of its most recent annual and semi-annual reports to Members upon request. To request copies of these reports, please call (866) 637-2587 or write to Merrill Lynch Alternative Investments LLC, 250 Vesey Street, New York, NY 10080. You may also view or obtain these reports from the Securities and Exchange Commission (the “SEC”): (i) in person: at the SEC’s Public Reference Room in Washington, D.C.; (ii) by phone: 1-800-SEC-0330; (iii) by mail: Public Reference Section, Securities and Exchange Commission,

100 F Street, N.E., Washington, D.C. 20549 (duplicating fee required); (iv) by e-mail: publicinfo@sec.gov; or (v) by Internet: www.sec.gov.

If you have any questions, please call the Fund at (866) 637-2587.

By Order of the
Board of Managers

Each Member’s vote is important. The Meeting may be adjourned without conducting any business if a quorum is not present. In the event that a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve the Term Extension Proposal, the New Advisory Agreement or the New Sub-Advisory Agreement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

Your vote could be critical to enable the Fund to hold the Meeting as scheduled, so please vote in one of three ways: (i) by marking, signing and returning the enclosed proxy card in the enclosed prepaid envelope; (ii) via the Internet at www.proxyvote.com and following the on-screen directions; or (iii) by using your touch-tone telephone. Please see your proxy card for additional instructions on how to vote.

excelsior Venture partners iii, LLC

(the “Fund”)

One Bryant Park

New York, NY 10036

SPECIAL MEETING OF MEMBERS

To Be Held on August 6, 2015

PROXY STATEMENT

This Proxy Statement is being furnished to members of the Fund (“Members”) by the Board of Managers of the Fund (the “Board”). The Board is requesting your proxy for use at a Special Meeting of Members (the “Meeting”) to be held at the offices of Bank of America, 225 Franklin Street, Boston, MA 02110, on August 6, 2015 at [11:00 a.m.] (Eastern Time). Your proxy may also be voted at any adjournment or postponement of the Meeting.

At the Meeting, Members will vote on (i) a proposal to approve an amendment to the Limited Liability Company Operating Agreement of the Fund, as amended (the “LLC Agreement”), to revoke the dissolution of, and to extend the term of, the Fund until July 1, 2017 (the “Term Extension Proposal”), (ii) a proposal (the “New Advisory Agreement Proposal”) to approve a new investment advisory agreement for the Fund (the “New Advisory Agreement”) with Neuberger Berman Management LLC (“NBM”) pursuant to which NBM would serve as the Fund’s investment adviser, and (iii) a proposal (the “New Sub-Advisory Agreement Proposal,” and together with the Term Extension Proposal and the New Advisory Agreement Proposal, the “Proposals”) to approve a new investment sub-advisory agreement between NBM and NB Alternatives Advisers LLC (“NBAA,” and together with NBM, “Neuberger Berman”), pursuant to which NBAA would serve as the Fund’s investment sub-adviser. Implementation of the New Sub-Advisory Agreement Proposal is contingent upon the approval of the New Advisory Agreement Proposal.

This Proxy Statement is first being mailed to Members on or about July [●], 2015. In addition to soliciting proxies by mail, officers of Merrill Lynch Alternative Investments LLC (“MLAI”), the Fund’s current investment adviser, and personnel of MLAI’s affiliates may solicit proxies by telephone or in person, without special compensation. MLAI has retained Broadridge Financial Solutions, Inc. (“Broadridge”), a third-party solicitor, to solicit proxies from Members. Broadridge may solicit proxies in person, by Internet or by telephone. The fees and expenses of the proxy solicitor (which are expected to be approximately $[5,000]), as well as all other costs associated with the solicitation and preparation of the Proxy Statement and with the Meeting, are being paid by both NBM and MLAI.

All properly executed proxies received before the Meeting will be voted at the Meeting and any adjournment or postponement thereof in accordance with the instructions marked thereon or otherwise as provided therein. If no instructions are marked, proxies will be voted “For” the Term Extension Proposal, “For” the New Advisory Agreement Proposal, and “For” the New Sub-Advisory Agreement Proposal and will be voted in accordance with the judgment of the persons appointed as proxies on any other matters that may properly come before the Meeting or any adjournment or postponement thereof. Members who execute

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proxies retain the right to revoke them in person at the Meeting or by written notice received by the Fund at any time before they are voted. Proxies given by telephone or over the Internet may be revoked at any time before they are voted in the same manner that proxies submitted by mail may be revoked. In addition, you may revoke your proxy by voting in person at the Meeting. See “Voting Information – Revocation of Proxies and Abstentions.”

If a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve the Term Extension Proposal, the New Advisory Agreement Proposal and the New Sub-Advisory Agreement Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. See “Voting Information – Adjournments.”

The close of business on June 29, 2015 has been fixed as the record date (the “Record Date”) for the determination of Members entitled to notice of and to vote at the Meeting and any adjournment thereof.

Members are entitled to one vote with respect to each unit of limited liability company interests (“Units”) of the Fund held by the Member as of the Record Date (and a proportionate fractional vote in the case of fractional Units). As of the close of business on the Record Date, the Fund had [●] outstanding Units.

Copies of the Fund’s most recent annual report and semi-annual report are available upon request, without charge, by calling (866) 637-2587 or by writing to MLAI, One Bryant Park, New York, NY 10036. You may also view or obtain these reports from the Securities and Exchange Commission (the “SEC”): (i) in person: at the SEC’s Public Reference Room in Washington, D.C.; (ii) by phone: 1-800-SEC-0330; (iii) by mail: Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 (duplicating fee required); (iv) by e-mail: publicinfo@sec.gov; or (v) by Internet: www.sec.gov.

Information regarding persons known to own five percent or more of outstanding Units and information regarding the ownership of Units by persons serving on the Board (“Managers”) is contained in Exhibit 1 to this Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for Special Meeting of Members To Be Held on August 6, 2015

The following materials and information relating to this Proxy Statement are available at www.proxyvote.com by entering the control number that appears on your proxy card: (i) the Proxy Statement and accompanying Notice of Special Meeting of Members; (ii) proxy cards and any other proxy materials; (iii) information on how to obtain directions to attend the Meeting in person; (iv) a copy of the Fund’s Annual Report to Members for the fiscal year ended October 31, 2014; and (v) a copy of the Fund’s Semi-Annual Report to Members for the six months ended April 30, 2015.

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Table of Contents

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I.	Proposal 1: Approval of Amendment to LLC Agreement to Revoke the Dissolution of the Fund and Extend the Term of the Fund.

The Fund

Excelsior Venture Partners III, LLC (the “Fund”) is a non-diversified, closed-end management investment company, which commenced operations on April 5, 2001. The Company was organized as a Delaware limited liability company on February 18, 2000. The Company registered its initial offering of units under the Securities Act of 1933, as amended (the “Securities Act”). The LLC Agreement provides that, if not earlier dissolved, the Fund will terminate and dissolve on the tenth anniversary of the final subscription closing date of the Fund, subject to up to two two-year extensions approved by the Board. On March 21, 2013, the Board authorized a second extension of the term of the Fund until May 21, 2015.

Details of the Term Extension Proposal

Members of the Fund are being asked to approve an amendment to the LLC Agreement substantially in the form of amendment attached hereto as Exhibit 2 (the “Amendment”) to approve the revocation of the dissolution of, and extension of the term of, the Fund by approximately two years until July 1, 2017, with the ability of the Board to provide for two additional one-year extensions. The Board previously twice extended the term of the Fund, and the second of the two extensions expired on May 21, 2015. On June 26, 2015, the Board, including the Independent Managers (defined below), considered the matter of extending the Fund’s termination date and determined that extending the date was in the best interests of the Fund and the Members.  The Board, including the Independent Managers, proposes to amend the LLC Agreement to revoke the dissolution of, and extend the term of, the Fund to July 1, 2017, with the ability of the Board of Managers to provide for two additional one-year extensions.  No other extensions may be granted without further amending the LLC Agreement.

Failure to Approve the Term Extension Proposal

In the event that Members do not approve the Term Extension Proposal, the Fund will remain in a state of dissolution and will commence the winding down process in accordance with the LLC Agreement.  In connection with the winding down process, the Board would seek to appoint a liquidator, which would seek to liquidate the Fund’s assets and distribute such assets in a manner consistent with the LLC Agreement and applicable law. A distribution in kind could include interests in a liquidating trust.  Members need not take any action to receive the final distribution proceeds in the event that the Fund is terminated.

Interest of Management and Others in the Term Extension Proposal

If the Term Extension Proposal is not approved by the Members, the Fund will proceed with the winding down process, and, while Fund management believes that this will likely be adverse to the interest of Members, a winding down process could also reduce the amount of fee revenue earned by the Fund’s Investment Advisor (whether in its capacity as investment advisor or liquidator of the Fund) because it would likely result in a more rapid disposition of the Fund’s assets.

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Board Consideration of Amendment to LLC Agreement.

The Board has determined that the Term Extension Proposal is in the best interests of the Fund and its Members and unanimously recommends that the Members give their consent to the Term Extension Proposal. In arriving at such determination, consideration was given to the following factors:

Until recently, the Fund’s assets consisted of interests in certain private equity funds and one direct investment. While the private equity fund assets have been liquidated, the direct investment, which constituted 77.67% of the Fund’s net asset value as of January 31, 2015, would have to be liquidated without the benefit of any market for its shares, and it is unlikely that in such a liquidation the full value of the shares owned by the Fund could be realized. Moreover, in order to position the issuer of the shares for the achievement of a liquidity event, such as a sale of the issuer, it may be necessary to raise additional capital, and if the Fund is unable to participate in such a capital raise, it would run the risk of significant dilution of its interest and the loss of certain preferential rights which it holds. Therefore, continuing to manage this asset rather than liquidating it is, in the view of Fund management, the way in which the most value is likely to be provided for the Members of the Fund.

Based on its consideration of and determinations with respect to the foregoing information and factors, the Board unanimously determined to approve the Term Extension Proposal and determined to recommend that it be approved by Members.

Required Vote.

Approval of the Term Extension Proposal requires the affirmative vote of Members who in the aggregate own more than 50% of the outstanding Units. In the event the Members do not approve the Term Extension Proposal, the Fund will terminate and be dissolved in accordance with the LLC Agreement and Delaware law.

THE BOARD UNANIMOUSLY RECOMMENDS THAT MEMBERS VOTE “FOR” THE TERM EXTENSION PROPOSAL.

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II. Proposal 2: Approval of a New Investment Advisory Agreement.

After a review of the nature and goals of its business, MLAI recently determined to limit the focus of its alternative investments business of providing advice, guidance and distribution services relating to Funds of Funds, and to cease providing investment advice to or managing the Funds of Funds. Following that determination, MLAI sought to identify a buyer for its assets relating to the management and operation of the Funds of Funds. Neuberger Berman was selected by MLAI as the purchaser of MLAI’s Funds of Funds management business based on Neuberger Berman’s interest in purchasing that business and following a due diligence process that assessed the investment expertise of NBM, the quality of NBM’s personnel and investment process and its ability to service investors. Thereafter, on June 22, 2015, MLAI entered into an Asset Purchase Agreement with Neuberger Berman, pursuant to which MLAI agreed to sell to Neuberger Berman certain assets relating to the management and operation of various Funds of Funds, including the Fund, subject to the satisfaction of certain conditions (the “Transaction”).

In December 2014, MLAI advised the Board of its decision to sell its Funds of Funds business. MLAI initiated a search process to identify qualified candidates to serve as successor to MLAI to operate the Funds of Funds business. The Board subsequently met on March 26, 2015 to hear presentations from the multiple identified potential buyers. After consideration of these potential buyers, MLAI determined, and recommended to the Board that, it would be in the best interests of the Fund and its Members for NBM to assume the role of investment adviser to the Fund. To enable the Fund to continue receiving the full suite of advisory services currently provided by MLAI and necessary for the operations of the Fund, MLAI also recommended to the Board approval of the New Sub-Advisory Agreement between NBM and NBAA (as described in the New Sub-Advisory Agreement Proposal). On May 13, 2015, the Board held a telephonic meeting with MLAI and NBM to discuss these proposed arrangements. MLAI and Neuberger Berman have agreed to take various actions to facilitate the Transaction and to obtain necessary approvals of the Board and Members.

The New Advisory Agreement was thereafter carefully considered by the Board, and at a meeting of the Board held on June 15, 2015, the Board approved the New Advisory Agreement pursuant to which NBM would provide the Fund with investment advisory services. The Board also considered that, as described in the New Sub-Advisory Agreement Proposal, NBM intends to engage its affiliate, NBAA, as sub-adviser pursuant to the New Sub-Advisory Agreement, which provides that NBAA will provide the Fund with investment advisory services under the supervision of NBM and the Board. To become effective, the New Advisory Agreement must be approved by Members in accordance with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). The terms of the New Advisory Agreement are materially the same as those of the Fund’s current investment advisory agreement with MLAI (the “Current Advisory Agreement”), except for the fact that NBM (rather than MLAI) will serve as the Fund’s investment adviser and be authorized, to the extent permitted by the Board and the 1940 Act, to engage an affiliate as sub-adviser. A copy of the New Advisory Agreement is contained in Exhibit 3 to this Proxy Statement.

There will be no change in the investment advisory fee payable by the Fund, nor any expected increase in the expenses of the Fund as a result of the Transaction. In addition, NBM has advised the Board that it does not expect to propose any change to the investment objective

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or investment policies of the Fund or otherwise to implement any material changes in the Fund’s investment program. NBM expects to propose that the Board appoint new officers for the Fund, effective upon the effectiveness of the New Advisory Agreement. Upon closing, NBM will become the Special Member of the Fund.

The New Advisory Agreement was considered by the Board at a meeting held on June 15, 2015. At the meeting, the Board reviewed information relating to NBM, including materials relating to NBM’s business, personnel and financial resources, and met with and asked questions of senior personnel of NBM. The Board also reviewed the terms of the New Advisory Agreement.

The Board is currently comprised solely of persons who are not “interested persons,” as defined by the 1940 Act, of the Fund or MLAI (the “Independent Managers”), and in connection with its deliberations regarding matters relating to the New Advisory Agreement and the Transaction, the Independent Managers were represented and assisted by independent legal counsel.

After careful consideration of various matters, and evaluation of all factors deemed relevant, which are described below under “Board Consideration of New Advisory Agreement,” the New Advisory Agreement was unanimously approved by the Board at an in-person meeting held on June 15, 2015. The Board also approved the termination of the Current Advisory Agreement, effective upon the effectiveness of the New Advisory Agreement. If approved by Members, the New Advisory Agreement will become effective upon consummation of the Transaction, which is expected to occur on August 14, 2015 or as soon as practicable thereafter.

1940 Act Requirements.

Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser of a registered investment company, such as the Fund, except pursuant to a written contract that has been approved by the vote of a majority of the outstanding voting securities of the investment company. Therefore, the approval of the New Advisory Agreement by Members is required. If Members do not approve the New Advisory Agreement, MLAI will continue to serve as the Fund’s investment adviser in accordance with the Current Advisory Agreement and, in such event, MLAI and the Board will consider other options with respect to the management of the Fund. Such options may also be affected by the vote being taken on the Term Extension Proposal.

If both the New Advisory Agreement and the New Sub-Advisory Agreement are approved by Members, the New Advisory Agreement will become effective and will have an initial term expiring two years from the date of its execution. The New Advisory Agreement may continue in effect from year to year after its initial term, provided that each such continuance is approved by: (i) the Board; or (ii) the vote of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund; and that, in either event, such continuance also is approved by a majority of the Independent Managers, by vote cast in person at a meeting called for the purpose of voting on such approval.

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Neuberger Berman Management LLC.

NBM is an indirect, wholly-owned subsidiary of Neuberger Berman Group LLC (“NBG”) and provides investment advisory services to the Neuberger Berman open- and closed-end funds that are registered under the 1940 Act. NBG’s voting equity is owned by NBSH Acquisition, LLC (“NBSH”). NBSH is owned by portfolio managers, members of the NBG’s management team and certain of NBG’s key employees and senior professionals.1 Neuberger Berman’s private equity activities are conducted by NBAA, which is also an indirect, wholly-owned subsidiary of NBG and would serve as sub-adviser to the Fund. NBAA (through a predecessor in interest) managed its first private equity fund portfolio beginning in 1987, and currently manages over $25 billion of investor commitments across primary funds, co-investments, secondary investments and direct strategies. NBAA’s Private Investment Portfolios group, with over $13 billion of assets, is responsible for the implementation of NBAA’s strategic partnerships and commingled funds composed of primaries, secondaries and co-investments. NBAA maintains active relationships with over 200 private equity firms. Over the last five years, NBAA has committed on average approximately $1 billion of capital to private equity funds and direct investments annually. Its global -- over 70 person-investment team -- is experienced across private equity classes such as primary and secondary fund investing, co-investing in equity and debt securities of private companies, and directly sourcing and executing private equity and private debt investments. The offices of NBM and NBG are located at 605 Third Avenue, 41st Floor, New York, NY 10158.

The following chart sets forth the name, address and principal occupation of the senior professionals of NBM:

Name*	Principal Occupation
Robert Conti	President and Chief Executive Officer
Brian Kerrane	Managing Director and Chief Operating Officer
John McGovern	Senior Vice President and Head of Mutual Fund Administration
Chamaine Williams	Senior Vice President and Chief Compliance Officer
Andrew Allard	Senior Vice President and General Counsel

*The address of each individual listed is 605 Third Avenue, 41st Floor, New York, NY 10158.

Description of the New Advisory Agreement and Current Advisory Agreement.

MLAI (or a predecessor or affiliate of MLAI) has served as investment adviser of the Fund since commencement of the Fund’s operations on April 5, 2001. The Current Advisory Agreement was approved by the Board on July 20, 2000 and a restatement of the Current Advisory Agreement was approved on November 25, 2013 to reflect the transfer of the agreement from Bank of America Capital Advisors LLC (“BACA”), which along with MLAI is an indirect wholly-owned subsidiary of Bank of America Corporation, to MLAI effective December 31, 2013. As the successor of BACA, MLAI assumed all responsibilities for serving as the investment adviser of the Fund under the terms of the Current Advisory Agreement. The transfer of the advisory agreement from BACA to MLAI was not deemed to constitute an “assignment” of the Current Advisory Agreement. After its initial term of two years from the date of its execution, the Current Advisory Agreement continues in effect from year to year

1 Employee ownership includes employees, recently retired employees and their permitted transferees.

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thereafter; provided that such continuance is approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Independent Managers, cast in person at a meeting called for the purpose of voting on such approval. Such continuance was last approved at a meeting held on June 26, 2015.

The terms of the Current Advisory Agreement and the New Advisory Agreement are described generally below.

Advisory Services. Under the Current Advisory Agreement, MLAI is responsible for finding, evaluating, structuring and monitoring the Fund’s investments and assisting in the administration of the Fund’s affairs. The Current Advisory Agreement also requires MLAI, subject to the direction and control of the Board, to provide various other management, administrative and other services, including, among others: to prepare (or otherwise obtain) and evaluate pertinent research, data and other information necessary or appropriate to perform its duties; to identify, evaluate, structure, monitor and dispose of the Fund’s investments; to render managerial assistance to the Fund’s portfolio companies if requested by such portfolio companies; to determine the securities to be purchased by the Fund and to continuously monitor such securities and the issuers of such securities; to determine whether and how to exercise warrants, voting rights or other rights with respect to the Fund’s portfolio securities; to select broker-dealers to carry out the Fund’s securities transactions; to provide valuations with respect to the securities held by the Fund; to keep and maintain certain of the books and records of the Fund; to assist in the administration of Members’ accounts and in communications and correspondence with Members; to prepare or assist in the preparation of accounting, management and other reports; to conduct relations with distributors, custodians, depositories, transfer agents and others; to render regular reports to the Fund’s officers and the Board concerning the investment performance of the Fund, MLAI’s discharge of its responsibilities under the Current Advisory Agreement and any other subject as the Fund’s officers or the Board reasonably may request; and to assist the Fund’s officers in connection with the operation of the Fund. The New Advisory Agreement requires that NBM provide these same services either directly or, if authorized by the Board and the 1940 Act, through an affiliated sub-adviser subject to NBM’s supervision. As described in the New Sub-Advisory Agreement Proposal, if approved by Members, NBM intends to engage its affiliate, NBAA, as sub-adviser to the Fund pursuant to the New Sub-Advisory Agreement, to provide a subset of these advisory services subject to the supervision of NBM and the Board.

Advisory Fee. In consideration of services provided by MLAI under the Current Advisory Agreement, the Fund pays MLAI a fee at the annual rate of 1.0% of the average quarterly net assets of the Fund, determined as of the end of each fiscal quarter, with such fee payable quarterly in arrears on the last day of each fiscal quarter. The same Advisory Fee will be payable to NBM under the New Advisory Agreement. For the fiscal year ended October 31, 2014, the fee payable by the Fund to MLAI pursuant to the Current Advisory Agreement was $116,936.

Liability and Indemnification. The Current Advisory Agreement requires that MLAI give the Fund the benefit of its best judgment and efforts in rendering services to the Fund, but provides that, in the absence of any willful misfeasance, bad faith or gross negligence in the performance of its duties owed to the Fund, or reckless disregard of its obligations and duties

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owed to the Fund, MLAI shall not be liable to the Fund or to any member of the Fund or any other person for any act or omission in the course of, or connected with, rendering services under the Current Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security. In addition, the Current Advisory Agreement requires that the Fund indemnify MLAI, its affiliates and each of their officers, directors, employees, members and agents against, and hold each of them harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) incurred by any of them in connection with or resulting from the indemnified person’s actions or inactions in connection with the performance of or under the Current Advisory Agreement not resulting from any willful misfeasance, bad faith or gross negligence in the performance of its duties owed to the Fund, or reckless disregard of its obligations and duties owed to the Fund by the respective indemnified person. The respective indemnified person shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Delaware Limited Liability Company Act. The provisions of the New Advisory Agreement relating to liability and indemnification are the same as those of the Current Advisory Agreement.

Effective Date and Term. The Current Advisory Agreement was approved by the Board on July 20, 2000, had an initial term of two years from the date of its execution, and continues in effect for successive annual periods, provided that such continuance is approved at least annually by the vote of a majority of the Independent Managers, cast in person at a meeting called for the purpose of voting on such continuance, and either (i) the vote of a majority of the outstanding voting securities of the Fund, or (ii) the vote of a majority of the full Board. The provisions of the New Advisory Agreement relating to the term of effectiveness of the New Advisory Agreement are the same as those of the Current Advisory Agreement, except that the New Advisory Agreement will become effective upon consummation of the Transaction and will have an initial term expiring two years from the date of its execution.

Termination. The Fund has the right, at any time and without payment of any penalty, to terminate the Current Advisory Agreement upon sixty days’ prior written notice to MLAI, either by the Board or by the vote of a majority of the outstanding voting securities of the Fund. MLAI has a similar right to terminate the Current Advisory Agreement upon ninety days’ prior written notice to the Fund. In addition, the Current Advisory Agreement provides for its automatic termination in the event of its assignment. The New Advisory Agreement has the same termination provisions.

Board Consideration of New Advisory Agreement.

In determining whether to approve the New Advisory Agreement and to recommend its approval by Members, the Board requested, received and considered all information it deemed reasonably necessary to evaluate and to assess the terms of the New Advisory Agreement and the qualifications and ability of NBM to provide or, to the extent delegated to an affiliated sub-adviser, supervise the provision of all necessary services to the Fund and achieve a level of quality comparable to the quality of services now provided to the Fund by MLAI. The Board, which is comprised solely of the Independent Managers, reviewed various materials furnished to it by NBM, including information regarding Neuberger Berman, its personnel and affiliates (especially its affiliated sub-adviser, NBAA, as described in the New Sub-Advisory Agreement

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Proposal), its experience in providing investment advisory services to investment companies (including those registered under the 1940 Act), its operations, and its financial condition and resources. The Board also reviewed written evaluations from a third-party due diligence firm (the “Due Diligence Firm”) and MLAI representatives, including from the Fund’s chief compliance officer, of Neuberger Berman’s operational, legal and compliance capabilities, as well as other due diligence reports prepared by MLAI representatives initially for the review of MLAI’s senior management. The Board held two in-person meetings and one telephonic conference during which it discussed and considered the New Advisory Agreement Proposal and to retain NBM as the investment adviser of the Fund. In connection with these deliberations, the Independent Managers were advised by and received assistance from independent counsel. They also met in executive sessions with their independent counsel to review the New Advisory Agreement Proposal and to receive the advice of such counsel on various matters relating to the New Advisory Agreement Proposal.

At its meetings to consider this matter, the Board met with representatives of Neuberger Berman and discussed with them various matters relating to the operations of the Fund and NBM, including the plans of NBM relating to the management of the Fund’s investment program and its intentions regarding the allocation of appropriate financial, operational and personnel resources to assure the quality of services provided to the Fund. In particular, the Board discussed NBM’s intention to engage NBAA as sub-adviser to provide the advisory services to the Fund, subject to NBM’s supervision. The representatives of Neuberger Berman provided information to the Independent Managers regarding, and reviewed the experience and qualifications of, Neuberger Berman’s key personnel who would be responsible for providing investment, accounting and compliance related services to the Fund and involved in the Fund’s day-to-day operations, and those individuals made presentations to the Board indicating, among other items, that NBM does not contemplate material changes to the Fund’s investment program. Representatives of Neuberger Berman responded to questions of the Independent Managers regarding these matters and the plans of Neuberger Berman relating to the staffing and the resources that would be available to support the various functions required in connection with the Fund’s operations (including investment monitoring and realization, financial accounting and reporting, and regulatory and tax compliance).

The Board also met with representatives of the Due Diligence Firm and MLAI who had conducted due diligence reviews of the operations of NBM and reviewed with such representatives their observations and findings regarding the experience, operations, systems, compliance infrastructure and staffing of Neuberger Berman and the qualifications of NBM to serve as investment adviser and NBAA to serve as sub-adviser of the Fund. The Due Diligence Firm and MLAI representatives responded to questions of the Independent Managers with respect to these matters. The Board also understood that both MLAI and the Due Diligence Firm were completing further business, legal and compliance due diligence on Neuberger Berman, to be presented to the Board at a later date, and the Board advised Neuberger Berman and MLAI, and each agreed, that Neuberger Berman would not assume its role replacing MLAI until such due diligence was completed and its results were satisfactory to the Board.

Based on its review, which included consideration of the written materials provided to the Board, consideration of various commitments and assurances provided by representatives of NBM and MLAI, and consideration of all other pertinent factors, including, but not limited to,

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those discussed in this Proxy Statement, the Board determined the New Advisory Agreement was in the best interests of the Fund and its Members and unanimously approved the New Advisory Agreement. In approving the New Advisory Agreement, the Board determined that NBM through its affiliate, NBAA, can be expected to provide all necessary investment advisory services to the Fund and to provide services of appropriate quality and also determined that the New Advisory Agreement, together with the New Sub-Advisory Agreement, will enable the Fund to continue to receive investment advisory and related services at a cost that is reasonable and appropriate. No single factor was considered in isolation in making this determination, nor was any single factor considered to be determinative to the Board’s decision to approve the New Advisory Agreement.

In considering the New Advisory Agreement, the Board evaluated the nature, extent and expected quality of operations and services to be provided by Neuberger Berman to the Fund. The Board determined, in this regard, that NBM, through NBAA, and its personnel had significant experience in serving as the investment adviser of investment companies that pursue investment programs similar to that of the Fund. After consideration of relevant information, and based on the commitments and assurances that have been provided by NBM and MLAI, the Board concluded that it was satisfied with the nature, expected quality and extent of services to be provided by NBM.

The Board also considered the terms of the New Advisory Agreement and noted that the Current Advisory Agreement and the New Advisory Agreement are the same in all material respects and that there will be no change in the fees payable by the Fund for investment advisory services. In this regard, the Board compared the advisory fee payable by the Fund and overall expense level of the Fund to those of similar funds, including other registered and unregistered investment companies advised by NBM and its affiliates (“NBM Funds”). Based on this review, the Board determined that the anticipated fees and expense ratio of the Fund supported their approval of the New Advisory Agreement.

The Board reviewed and discussed the investment performance of NBM Funds that have investment programs similar to that of the Fund, and determined that the historical performance of these funds supported its approval of the New Advisory Agreement. Because Neuberger Berman had not commenced services under the New Advisory Agreement, the Board was unable to consider historical information about the profitability of the Fund to Neuberger Berman. However, the Board noted that such profitability information would be provided and reviewed in connection with future proposed continuances of the New Advisory Agreement and that the aggregate fee rate remained unchanged. Similarly, the Board recognized its responsibility to consider the possibility of future economies of scale, and concluded that future economies of scale were unlikely as the Fund continues to focus on the realization and monitoring of its assets and will not issue any additional Units. The potential benefits to Neuberger Berman of its relationship with the Fund were also considered. The Board also considered information relating to the financial condition and financial resources of Neuberger Berman and determined it relevant that Neuberger Berman can be expected to have the financial resources necessary to support and assure the quality of services provided to the Fund. The Board also considered that certain of MLAI’s senior investment personnel currently engaged in the operations and management of the Fund are expected to accept employment with Neuberger Berman upon the

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consummation of the Transaction and will continue to perform certain portfolio management services for the Fund.

Based on its consideration of and determinations with respect to the foregoing information and factors, the Board unanimously determined to approve the New Advisory Agreement and determined to recommend that it be approved by Members.

Required Vote.

Approval of the New Advisory Agreement by Members requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, for this purpose, means the affirmative vote of: (1) holders of 67% or more of outstanding Units present (in person or represented by proxy) at the Meeting, if the holders of more than 50% of outstanding Units are present or represented by proxy at the Meeting, or (2) holders of more than 50% of outstanding Units, whichever is less. In the event that Members do not approve both the New Advisory Agreement and the New Sub-Advisory Agreement, MLAI will continue to serve as the Fund’s investment adviser in accordance with the Current Advisory Agreement and, in such event, MLAI and the Board will consider other options with respect to the management of the Fund. Such options may also be affected by the vote on the Term Extension Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT MEMBERS VOTE “FOR” THE PROPOSAL TO APPROVE THE NEW ADVISORY AGREEMENT.

III. Proposal 3: Approval of a New Sub-Advisory Agreement.

As noted above, at a meeting of the Board held on June 15, 2015, the Board, including all of the Board’s Independent Managers, approved the New Advisory Agreement between the Fund and NBM and the New Sub-Advisory Agreement between NBM and NBAA, pursuant to which NBAA would serve as the Fund’s investment sub-adviser. In approving the New Advisory Agreement and the New Sub-Advisory Agreement, the Board noted that there will be no change in the investment advisory fee payable by the Fund, nor any expected increase in the expenses of the Fund as a result of the New Advisory Agreement or the New Sub-Advisory Agreement. The terms of the New Advisory Agreement, including the fees payable by the Fund under the New Advisory Agreement, are substantively identical to those of the Current Advisory Agreement, with no additional fees borne by the Fund under the New Sub-Advisory Agreement, and, for this reason, the implementation of the New Sub-Advisory Agreement between NBM and NBAA would not increase the overall advisory fees paid by the Fund. A copy of the New Sub-Advisory Agreement is contained in Exhibit 4 to this Proxy Statement.

The New Sub-Advisory Agreement was considered by the Board at a meeting held on June 15, 2015. At the meeting, the Board reviewed information relating to Neuberger Berman, including NBAA, including materials relating to Neuberger Berman’s business, personnel and financial resources, and met with and asked questions of senior personnel of Neuberger Berman, including NBAA. The Board also reviewed the terms of the New Sub-Advisory Agreement.

The Board is currently comprised solely of persons who are not “interested persons,” as defined by the 1940 Act, of the Fund or MLAI, and in connection with its deliberations regarding

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matters relating to the New Sub-Advisory Agreement and the Transaction, the Independent Managers were represented and assisted by independent legal counsel.

After careful consideration of various matters, and evaluation of all factors deemed relevant, which are described below under “Board Consideration of New Sub-Advisory Agreement,” the New Sub-Advisory Agreement was unanimously approved by the Board at an in-person meeting held on June 15, 2015. If approved by Members, the New Sub-Advisory Agreement will become effective upon consummation of the Transaction, which is expected to occur on August 14, 2015 or as soon as practicable thereafter. Approval of the New Sub-Advisory Agreement is contingent upon Member approval of the New Advisory Agreement.

1940 Act Requirements.

Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser, including as a sub-adviser, of a registered investment company, such as the Fund, except pursuant to a written contract that has been approved by the vote of a majority of the outstanding voting securities of the investment company. Therefore, the approval of the New Sub-Advisory Agreement by Members is required. If Members do not approve the New Advisory Agreement and the New Sub-Advisory Agreement, MLAI will continue to serve as the Fund’s investment adviser in accordance with the Current Advisory Agreement and, in such event, MLAI and the Board will consider other options with respect to the management of the Fund.

If the New Advisory Agreement and the New Sub-Advisory Agreement are approved by Members, the New Sub-Advisory Agreement will become effective and will have an initial term expiring two years from the date of its execution. The New Advisory Agreement may continue in effect from year to year after its initial term, provided that each such continuance is approved by: (i) the Board; or (ii) the vote of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund; and that, in either event, such continuance also is approved by a majority of the Independent Managers, by vote cast in person at a meeting called for the purpose of voting on such approval.

NB Alternatives Advisers LLC.

NBAA is an indirect, wholly-owned subsidiary of NBG, and manages the private equity activities of Neuberger Berman. NBG’s voting equity is owned by NBSH. NBSH is owned by portfolio managers, members of the NBG’s management team and certain of NBG’s key employees and senior professionals.2 NBAA (through a predecessor in interest) managed its first private equity fund portfolio beginning in 1987, and currently manages over $25 billion of investor commitments across primary funds, co-investments, secondary investments and direct strategies. NBAA’s Private Investment Portfolios group, with over $13 billion of assets, is responsible for the implementation of NBAA’s strategic partnerships and commingled funds composed of primaries, secondaries and co-investments. NBAA maintains active relationships with over 200 private equity firms. Over the last five years, NBAA has committed on average approximately $1 billion of capital to private equity funds and direct investments annually. Its

2 Employee ownership includes employees, recently retired employees and their permitted transferees.

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global -- over 70 person-investment team -- is experienced across private equity classes such as primary and secondary fund investing, co-investing in equity and debt securities of private companies, and directly sourcing and executing private equity and private debt investments.

The offices of NBAA and NBG are located at 605 Third Avenue, 41st Floor, New York, NY 10158.

The following chart sets forth the name, address and principal occupation of the senior professionals of NBAA:

Name*	Principal Occupation
Anthony Tutrone	Managing Director and Global Head of Neuberger Berman Alternatives
Peter Von Lehe	Managing Director
Christian Neira	Managing Director and General Counsel of Neuberger Berman Alternatives
Yonah Feder	Senior Vice President and Chief Compliance Officer

*The address of each individual listed is 605 Third Avenue, 41st Floor, New York, NY 10158.

Description of the New Sub-Advisory Agreement.

The Fund does not currently have a sub-adviser. The New Sub-Advisory Agreement provides for NBAA to serve as the sub-adviser of the Fund. The terms of the New Sub-Advisory Agreement are described generally below.

Sub-Advisory Services. The New Sub-Advisory Agreement provides that, subject to the supervision of the Board and NBM, NBAA will be responsible for providing a continuous investment program for the Fund and for determining the composition of the assets of the Fund, including the determination of the purchase, retention or sale of the securities or instruments, cash and other investments contained in the Fund’s portfolio. The New Sub-Advisory Agreement also provides that NBAA will conduct investment research and a continuous program of evaluation, investment, sales and reinvestment of the Fund’s assets. NBAA will also work with and assist NBM with any administrative functions that NBM is required to perform under the New Advisory Agreement.

Sub-Advisory Fee. The New Sub-Advisory Agreement provides that NBM will pay to NBAA a sub-advisory fee in an amount to be determined from time to time by NBM and NBAA but in no event in excess of the amount that NBM actually received for providing services to the Fund pursuant to the New Advisory Agreement. The New Sub-Advisory Agreement provides that NBM will initially pay to NBAA, on a monthly basis, a sub-advisory fee equal to 90% of the Advisory Fee received by NBM from the Fund per annum under the New Advisory Agreement.

Liability and Indemnification. The New Sub-Advisory Agreement provides that NBAA will use its best efforts in the supervision and management of the investment activities of the Fund and in providing services under the New Sub-Advisory Agreement, but in the absence of willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the New Sub-Advisory Agreement, NBAA, its directors, officers or employees and its affiliates, successors or other legal representatives (“NBAA Affiliates”), will not be liable to the Fund for

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any error of judgment, for any mistake of law, for any act or omission by NBAA or any NBAA Affiliate or for any loss suffered by the Fund. The Fund will not be deemed to have waived any rights it may have against NBAA under federal or state securities laws. The Fund will indemnify NBAA and its directors, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys’ fees and disbursements, resulting in any way from the performance of non-performance of any indemnified person’s duties with respect to the Fund, except those resulting from the willful misconduct, bad faith or gross negligence of an indemnified person or the indemnified person’s reckless disregard of such duties, and in the case of criminal proceedings, unless such indemnified person had reasonable cause to believes its actions unlawful.

Effective Date and Term. The New Sub-Advisory Agreement provides for an initial term of two years from the date of its execution, and continues in effect from year to year thereafter; provided that such continuance is approved in the manner required by the 1940 Act.

Termination. The New Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board, by a vote of a majority of the outstanding securities of the Fund or by NBM on not less than sixty days’ written notice to NBAA. NBAA has a similar right to terminate the New Sub-Advisory Agreement on not less than thirty nor more than sixty days’ written notice to NBM. In addition, the New Sub-Advisory Agreement provides for its automatic termination in the event of its assignment or upon the termination of the New Advisory Agreement.

Board Consideration of New Sub-Advisory Agreement.

Based on its consideration of and determinations with respect to the foregoing information and factors, including the approvals set forth above under the caption “Board Consideration of New Advisory Agreement,” the Board unanimously determined to approve the New Sub-Advisory Agreement and determined to recommend that it be approved by Members.

Required Vote.

Approval of the New Sub-Advisory Agreement by Members requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, for this purpose, means the affirmative vote of: (1) holders of 67% or more of outstanding Units present (in person or represented by proxy) at the Meeting, if the holders of more than 50% of outstanding Units are present or represented by proxy at the Meeting, or (2) holders of more than 50% of outstanding Units, whichever is less. In the event that Members do not approve both the New Advisory Agreement and the New Sub-Advisory Agreement, MLAI will continue to serve as the Fund’s investment adviser in accordance with the Current Advisory Agreement and, in such event, MLAI and the Board will consider other options with respect to the management of the Fund. Such options may also be affected by the vote on the Term Extension Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT MEMBERS VOTE “FOR” THE PROPOSAL TO APPROVE THE NEW SUB-ADVISORY AGREEMENT.

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APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT IS CONTINGENT UPON MEMBER APPROVAL OF THE NEW ADVISORY AGREEMENT.

IV. Voting Information.

Proxy Solicitation

If you properly authorize your proxy through the Internet or telephonically, or by marking, executing and returning the enclosed proxy card, and your proxy is not subsequently revoked, your vote will be cast at the Meeting. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed proxy card without instructions, your vote will be cast FOR the Term Extension Proposal, FOR the approval of the New Advisory Agreement and FOR the approval of the New Sub-Advisory Agreement. Your vote will be cast in the discretion of the proxy holders on any other matters that may properly come before the Meeting, including, but not limited to, proposing and/or voting on any adjournment or postponement of the Meeting.

Revocation of Proxies and Abstentions

A Member giving a proxy may revoke it at any time before it is exercised by: (i) submitting a written notice of revocation; (ii) submitting a subsequently executed proxy in writing or via the Internet; (iii) attending the Meeting and voting in person; or (iv) providing notice of revocation via the Internet or by touch-tone telephone.

If a proxy (i) is properly executed and returned marked with an abstention or (ii) represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power to vote) (collectively, “abstentions”), the Units represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If a proxy is properly executed and returned and is marked with an abstention, the proxy will not be voted on the Term Extension Proposal, the New Advisory Agreement Proposal or the New Sub-Advisory Agreement Proposal. Abstentions will have the same effect as a vote “Against” the Proposals.

Quorum Requirements

A quorum of Members of the Fund is necessary to properly convene the Meeting. The presence in person or by proxy of Members owning more than 50% of the Units outstanding as of the Record Date constitutes a quorum.

Adjournments

If a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve the Term Extension Proposal, the New Advisory Agreement Proposal and/or the New Sub-Advisory Agreement Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The Meeting may be adjourned by an officer of the Fund or the Managers. At any adjourned Meeting at

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which a quorum is present, the Fund may transact any business that might have been transacted at the original Meeting without additional notice.

V. Other Matters and Additional Information.

Investment Adviser and Administrator

MLAI is a Delaware limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. MLAI is an indirect wholly-owned subsidiary of Bank of America Corporation, a financial holding company, which has its principal executive offices at 101 North Tryon Street, Charlotte, NC 28255. MLAI currently serves as the manager or investment adviser of registered and unregistered investment companies and private investment companies. The offices of MLAI are located at Merrill Lynch Alternative Investments LLC, 250 Vesey Street, New York, NY 10080, and its telephone number is (866) 637-2587.

UMB Fund Services, Inc. (the “Administrator”) provides accounting and certain administrative and investor services to the Fund. The offices of the Administrator are located at 2225 Washington Blvd, Suite 300, Ogden, UT 84401.

Other Business at the Meeting

The Board does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named as proxies to vote on such matters in accordance with their best judgment, unless specific restrictions have been given.

Future Member Proposals

Pursuant to rules adopted by the SEC under the Securities Exchange Act of 1934, as amended (the “1934 Act”), Members may request inclusion in the Fund’s proxy statement for a meeting of Members certain proposals for action that they intend to introduce at such meeting. Any Member proposals must be presented a reasonable time before the proxy materials for the next meeting of Members are sent to Members. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the 1934 Act. Because the Fund does not hold regular meetings of Members, no anticipated date for the next meeting of Members can be provided. Any Member wishing to present a proposal for inclusion in the proxy materials for the next meeting of Members should submit such proposal to the Fund’s Secretary.

Communication with the Board

Members wishing to submit written communications to the Board should send their communications to the Secretary of the Fund at the principal office of the Fund. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

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Appraisal Rights

Members do not have any appraisal rights in connection with the Term Extension Proposal, the New Advisory Agreement Proposal or the New Sub-Advisory Agreement Proposal.

Results of Voting

Members will be informed of the results of voting at the Meeting in the Fund’s Annual Report to Members for the fiscal year ending October 31, 2015, which will be sent to Members on or before December 30, 2015.

Contacting the Fund

Members may contact the Fund by calling (866) 637-2587.

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MEMBERS ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. ADDITIONAL PROCEDURES YOU MAY USE TO VOTE ARE DESCRIBED ON THE ENCLOSED PROXY CARD.

By Order of the Board of Managers

/s/ Marina Belaya
Name:	Marina Belaya
Title:	Secretary

Dated:	July [●], 2015

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